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                                                                   EXHIBIT 10(M)

                                  GROUND LEASE

     AGREEMENT dated as of the 1st day of April, 2002, between RADNOR CHASE CRONIES, a Pennsylvania general partnership (hereinafter "Landlord") and THE BRYN MAWR TRUST COMPANY, a Pennsylvania state chartered bank (hereinafter "Tenant").

                                    RECITALS

     Landlord is the owner of the land and improvements thereon located at 3601 West Chester Pike, Newtown Township, Delaware County, Pennsylvania as more fully described in Exhibit "A" attached hereto (hereinafter "Premises").

     Tenant intends to apply for all necessary approvals in conjunction with a plan to develop the Premises as a Bryn Mawr Trust Company bank branch office. Tenant will be satisfied with a building of 2,500 square feet or more and no less than two (2) drive-thru lanes and canopies (all which Tenant agrees to accept) (the "Improvements").

     Tenant desires to rent the Premises for the purpose of constructing a new building and/or renovating the existing building and operating thereon a Bryn Mawr Trust Company bank branch office. Landlord is willing to lease the Premises to Tenant, upon the terms and conditions hereinafter set forth, and as to which terms and conditions Tenant is agreeable.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound, Landlord and Tenant agree as follows:

     1. Lease. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the Premises to be used, except as otherwise provided herein, solely as a Bryn Mawr Trust Company branch bank office.

     2. Effective Date. This Lease shall become effective as of April 1, 2002, said date being hereinafter referred to as "Effective Date".

     3. As-Is. Except as herein provided, Tenant is leasing the Premises on an as "As-Is" basis without any representations on the part of Landlord, its officers, partners, members employees, servants and/or agents. Tenant represents that it has inspected the Premises and is satisfied with its present condition and has reviewed certain environmental reports delivered to it by the Landlord Tenant is not accepting re-

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sponsibility for environmental conditions already existing on the Premises, if any, as of the date hereof (the "Existing Waste").

     4. Term. The term of this Lease shall commence on the Effective Date and shall continue from the Effective Date for an initial term of ten (10) years, provided it is not terminated prior thereto in accordance with the provisions of this Lease.

     5. Options. Provided Tenant is not in default hereunder and is open for business at the Premises as a commercial bank or any other use permitted in this Lease, Tenant shall have the option to extend the initial term upon the terms and conditions set forth herein for a first additional term of five (5) years and if the first option is validly exercised, for a second additional term of five (5) years, and if the first and second options are validly exercised, for a third additional term of five (5) years and if the first, second and third options are validly exercised, for a fourth additional term of four (4) years. Said additional terms shall commence immediately upon the expiration of the initial term, the first, second and third extension thereof as the case may be.

     6. Exercise of Options. Each option to extend this Lease shall be deemed to be exercised by Tenant unless Tenant gives to Landlord notice in writing at least two hundred seventy (270) days prior to the expiration of the then current term of its intent to terminate this Lease at the end of the then current term.

     7. Annual Base Rent. The annual base rent for the initial term and each of the option terms shall be as follows:

                               Annual               Monthly Installments
                  Years        Base Rent                of Base Rent
                  -----        ---------                ------------

                   1-3         $100,000.00             $8,333.33


        (a) For years 4-29 the Base Rent shall be calculated as follows and the monthly installments of the annual Base Rent shall each be 1/12 of the Base Rent for each year in question. The annual Base Rent for each year during the years 4-29 shall be equal to the product of the annual Base Rent for the previous year multiplied by a fraction (the "CPI Fraction"), the numerator of which shall be the "CPI Index" figure for the month which is three months preceding the first month of the Year in question and the denominator of which shall be the CPI Index figure for the month which is three months preceding the first month of the previous lease year. Notwithstanding the above, in no event shall the rent as so determined, be less than the rent for the prior year. If the CPI Fraction and, therefore, the annual base rent for a year in question cannot be determined due to unavailability of the components of the CPI, the Tenant agrees to pay on account of the undetermined

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               annual Base Rent a sum equal to the annual Base Rent for the immediately preceding year multiplied by 1.02. Upon final determination of the applicable CPI Fraction, and in turn the correct amount of annual Base Rent for the year in question (the "Reconciliation"), Tenant shall pay the Landlord any underpayment or Landlord will pay Tenant any overpayment, within thirty (30) days after the Reconciliation is made. The term "CPI Index" means and shall be the United States Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers, all items (1982-1984 equals 100), namely, the "CPI-U", for the geographic area where the Premises is located, or successor to the CPI-U as shall exist from time to time. If there is no successor to the CPI-U, then Landlord shall designate a comparable, non-partisan substitute index or formula which shall have substantially the same effect as if originally designated herein. If the CPI Fraction cannot be determined because there is no published CPI figure for the month or months in question, then the CPI figures published for the month preceding the month for which the CPI figure is not published shall be used.

     8. Payment. Said annual Base Rent shall be paid in lawful money of the United States of America in monthly installments as set forth above in advance, without demand offset or deductions, on the first day of each month. In the event the Effective Date falls on a day other than the first day of the month, the rental for the first and last months of this Lease shall be prorated.

     9. Place of Payment. Rent shall be payable to Radnor Chase Cronies, c/o Kenneth S. Gross Investment Group, 110 West Front Street, Media, Pennsylvania 19063, or at such other address as Landlord shall specify in writing.

     10. Absolutely Net Return. It is intended that the rent provided for in this Lease shall be an absolutely net return to Landlord for the term of this Lease, free of any loss, expenses or charges including, but not limited to the following: maintenance, repairs, and replacement of buildings, systems or improvements; insurance; taxes; landscaping; snow removal; and assessments now imposed upon or related to the Premises. Any cost of refinancing or financing the Premises by Landlord shall not be reimbursable from Tenant.

     11. Inability to Give Possession. If the Landlord shall be unable to give possession of the Premises on the scheduled occupancy date by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Landlord, or because the Premises is located in a building being constructed and which has not been sufficiently completed to make the property ready for occupancy, or because a certificate of occupancy has not been procured, or for any other reason, the Landlord shall not be subject to any liability for such inability to give possession. The failure to

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give possession shall not affect the validity of this Lease or the obligations of the Tenant hereunder, or extend the Term.

     12.  Additional Rent.

          (a) Breach. Tenant agrees to pay as rent in addition to the Base Rent any and all sums which may become due by reason of the failure of Tenant to comply with all of the covenants of this Lease and any and all damages, costs and expenses, including reasonable attorney's fees, which the Landlord may suffer or incur by reason of such default, and also any and all damages to the Premises caused by any act or neglect of the Tenant, its agents, servants, employees, contractors and invitees.

          (b) Utility Charges. Tenant agrees to pay as additional rent metered electric, gas (if any), water and sewer charges to the Premises, which shall be paid by Tenant directly to the utility provider. Any meters required shall be installed, repaired and replaced by Tenant at its sole cost and expense.

          (c) Taxes and Assessments.

              (i) Tenant shall pay all real estate taxes on the Premises directly to the taxing authority.

              (ii) Real estate taxes shall include assessments, excises, and other governmental impositions, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever, upon the Premises or the operation thereof, which at any time during the term of this Lease may be assessed, levied, imposed upon, or become a lien on the Premises or any part thereof or upon any use or occupation of the Premises, or upon any document (to which the Tenant is a party) creating or transferring an interest or estate in the Premises or any part thereof.

              (iii) Notwithstanding the foregoing, Tenant shall not be chargeable with nor obligated to pay any income, inheritance, excise, profits, devolution, gift, franchise, corporate, gross receipts, capital levy, or estate tax, which may be at any time levied or assessed against, or become a lien upon, the Premises or the rents payable hereunder, but Landlord at its own cost and expense, covenants and warrants to discharge same so as to keep the Premises free of the liens of same; provided however, that if at any time during the term of this Lease, the present method of taxation or assessment shall be so changed that the whole or any part of the real estate taxes, governmental impositions, or real estate assessments now levied, assessed or imposed on the Premises shall in lieu thereof be imposed, assessed, or levied wholly or partially as a capital levy or otherwise upon the rents reserved herein or any part thereof, or as a tax, corporation franchise tax, assessment, levy or charge, or any part thereof, measured by or based, in whole or in part, upon the Premises or on the rents derived therefrom and imposed on Landlord, the Tenant shall pay all such taxes, assessments, levies, impositions, or charges or the part thereof so measured or based, but only to the extent that any such change in the present method of taxation or assessment relieves

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Tenant from the payment of real estate taxes, governmental impositions, or real estate assessments as they are now known, together with any interest or penalties lawfully imposed upon the late payment thereof.

               (iv) Tenant agrees to be responsible for all real estate transfer taxes assessed on the Premises due to execution of this Lease, if any, and pay same as additional rent to Landlord when billed unless Tenant has first paid such realty transfer tax to the appropriate taxing authority. Tenant agrees to execute any forms required to be filed in connection with such tax.

               (v) Upon receipt of the Real Estate Tax bills for any given year Landlord shall promptly forward them to Tenant for payment and Tenant shall provide copies of paid tax bills to Landlord on or before ten (10) days prior to the date such bills would be payable with a penalty.

     13. Insurance.

         (a) Fire Insurance. Tenant shall keep all buildings and improvements now or hereafter erected upon the Premises, insured for the benefit of Landlord as the insured, and Landlord's mortgagee, as mortgagee against loss by fire and other casualties and hazards usually covered by extended coverage insurance in an amount not less than the guaranteed replacement value of the Premises as determined not more than once annually by an appraiser or rating bureau satisfactory to Landlord, if required by the insurance company. It is expressly understood and agreed that if for any reason attributable to Tenant it shall be impossible to obtain fire insurance on the building and improvements on the Premises in an amount and in the form and with fire insurance companies acceptable to the Landlord, the Landlord may, if the Landlord elects, terminate this Lease and the term thereof on giving to the Tenant twenty-five (25) days' notice in writing of Landlord's intention so to do and upon the giving of such notice this Lease and the terms thereof, shall terminate and come to an end unless Tenant can, within such period procure coverages in amounts and with companies reasonably acceptable to Landlord, at Tenant's sole cost and expense. Tenant shall supply builder's risk insurance naming Landlord as the insured during any construction related to the Premises.

         (b) Property Insurance. Tenant shall bring or keep property upon the Premises solely at its own risk, and Tenant, at its sole cost and expense, will keep all personal property, stock and leasehold improvements now or hereafter located on the Premises Insured against "All Risk" of Loss with an insurer in an amount at least equal to replacement value plus debris removal costs.

         (c) Worker's Compensation and Employer's Liability Insurance. Tenant, at its sole cost and expense, will obtain Worker's Compensation Insurance complying with the laws of the State, with minimum limits as follows:

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               (i)  Worker's Compensation Coverage: statutory requirements.

               (ii) Employer's Liability Limit No Less Than:

                    Bodily Injury by Accident -   $100,000 each accident
                    Bodily Injury by Disease  -   $100,000 each employee
                    Bodily Injury by Disease  -   $500,000 policy limit

          (d) Commercial General Liability Insurance. Tenant, at is sole cost and expense, shall purchase and maintain Commercial General Liability Insurance providing coverage with minimum limits of liability at all times reasonably satisfactory to Landlord and which on the date hereof shall not be less than the limits shown below. These limits may be satisfied through a combination of primary and excess policies. Such policies shall name Landlord and Landlord's mortgagee, if any, as additional insureds and shall not cause any insurance carried by Landlord or Landlord's mortgagee to contribute in the payment of any loss. The policy shall contain a contractual indemnification endorsement covering any indemnities in this Lease. The policy shall also state that such coverage afforded to these additional insureds shall not be invalidated by any act or negligence of the additional insured.

          Limits:

          (i)  General Aggregate                             $3,000,000
          (ii) Products/Completed Operations Aggregate       $1,000,000
          (iii)Personal and Advertising Injury               $1,000,000
          (iv) Each Occurrence                               $1,000,000
          (v)  Fire Damage (any one fire)                    $  500,000
          (vi) Medical Expense (any one person)              $    5,000

          (e) Business Interruption Insurance. Tenant, at its sole cost and expense, shall purchase and maintain business interruption insurance covering twelve (12) month's worth of losses and shall not cause any insurance carried by Landlord to contribute in the payment of any loss.

          (f)  Certificates and Financial Rating of Insurance Companies of
Tenant.

               (i) The insurance companies used by Tenant shall meet the following criteria:

                   (A) A.M. Best Rating: A-(Excellent) or better.
                   (B) A.M. Best Financial Size Category: Class VII or higher.

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               (ii)  Throughout the term of this Lease, Tenant shall provide a
Certificate of Insurance evidencing the coverages required by this Lease. At Landlord's request, a copy of the actual policies outlined above shall be provided to Landlord.

               (iii) The Certificate shall indicate that Tenant's policies are Primary and shall not cause any insurance carried by Landlord or Landlord's mortgagee to contribute in the payment of any loss. Moreover, it must provide that in the event of any material change in Tenant's policies or of the cancellation or non-renewal of Tenant's insurance, the insurance company will endeavor to give thirty (30) days advance written notice to Landlord.

          (g)  Waiver of Rights of Recovery and Waiver Rights of Subrogation.

               (i) Tenant waives all rights of recovery against Landlord, and all the additional insureds for loss or damage covered by any of the insurance maintained by the Tenant pursuant to this subcontract.

               (ii) Tenant and its respective insurance carriers hereby waive all rights of subrogation against Landlord, and all the additional insureds for loss or damage covered by any of the insurance maintained by the Tenant pursuant to this Lease.

               (iii) If any of the policies of insurance required under this Lease require an endorsement to provide for the waiver of subrogation set forth in (ii) above, then the named insureds of such policies will cause them to be endorsed.

          (h) Blanket Policies. Any coverages required herein may be provided for under any blanket policy of the Tenant provided that the property covered is specifically referenced in the blanket coverage.

     14. Time, Place and Withholding of Payment. All Basic Rent shall be payable in advance as set forth in paragraph 8 hereof, while an item which is Additional Rent shall be payable within ten (10) business days after being billed by Landlord without prior notice or demand and without any set off or deduction whatsoever at the office of Landlord (or at such other place as Landlord may from time to time designate by notice in writing). Under no circumstances will Tenant be permitted to withhold rent for any reason. All payments of rent by Tenant may be applied to Base Rent, Additional Rent, interest or penalties, if any, as Landlord deems appropriate.

     15. Affirmative Covenants of Tenant. Tenant covenants and agrees that it will without demand:

          (a) Waste. Conduct its business in such a manner as not to allow any noxious odors or vapors to be emitted from the Premises. Use of explosives, flammables and/or corrosive agents and other like materials is not permitted unless authorized by Landlord in advance; provided, however, normal cleaning supplies and other

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materials used in Tenant's ordinary course of business in compliance with all applicable federal, state and local laws and regulations may be used on the Premises. Any cleaning agent apparatus will be installed and vented to the outside at Tenant's cost and only if installation is approved in writing in advance by Landlord. Tenant shall not engage in activities that waste the premises.

          (b) Maintenance and Repair. Keep the Premises and improvements erected thereon in good condition and repair, including, but not limited to repairs, maintenance and replacement of all roofs, walls, doors, parking areas, plate glass, plumbing, heating, electrical and air conditioning systems. Tenant at its own expense shall enter into a maintenance contract ("Maintenance Contract") with a heating and air conditioning repair service (which may be part of a blanket contract for multiple locations) and on terms reasonably acceptable to Landlord during the Term and any renewals thereof and shall provide Landlord with a copy of same. The Tenant shall permit the Landlord or Landlord's duly authorized agents to enter upon the Premises and the buildings and improvements thereon erected at any reasonable time, and from time to time, upon prior notice during normal business hours except in the event of an emergency for the purpose of inspecting and appraising the same. The Tenant shall comply with all orders, regulations, rules and requirements of every kind and nature relating to the Premises, now or hereafter in effect, of the Federal, State, Municipal or other governmental authorities having power to enact, adopt, impose or require the same, whether they be usual or unusual, ordinary or extraordinary, and whether they or any of them relate to structural changes or requirements (if whatever nature, or to changes or requirements incident thereto, or as the result of the use or occupation thereof by Tenant, and the Tenant shall pay all costs and expenses incidental to such compliance, and shall indemnify and save harmless the Landlord from all expense, and damages by reason of any notices, orders, violations or penalties filed against or imposed upon the Premises or against the Landlord as owner thereof, because of the failure of the Tenant to comply with this covenant. Tenant further agrees to keep the Premises clean and free from all ashes, dirt and other refuse matter.

     In the event of the failure of Tenant promptly to perform the covenants of Paragraph 15(b) hereof, Landlord may, upon thirty (30) days prior notice, except in the event of an emergency, go upon the Premises and perform such covenants, the cost thereof, at the sole option of Landlord, to be charged to Tenant as additional and delinquent rent unless the failure has been cured by Tenant within such period.

          (c)  Fire. Use every reasonable precaution against fire.

          (d) Notice of Casualty. Give to Landlord prompt written notice of any accident, fire, or damage in excess of One Thousand Dollars ($1,000.00) occurring on or to the Premises.

          (e) Agency for Leasing. Not vacate or desert the Premises during the Term, or any renewal term, nor permit same to be empty and unoccupied without permission of Landlord. If, with the permission in writing of Landlord, Tenant shall

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vacate or decide at any time during the Term to vacate the herein Premises prior to the expiration of this Lease, or any renewal hereof, Tenant will not cause or allow any other agent to represent Tenant in any subletting or reletting of the Premises other than an agent approved by the Landlord, which approval will not be unreasonably withheld, conditioned or delayed, and that should Tenant do so, or attempt to do so, the Landlord, may remove any signs that may be placed on or about the Premises by such other agent without any liability to Landlord or to said agent, the Tenant assuming responsibility for such action.

          16. Negative Covenants of Tenant. Tenant covenants and agrees that it will do none of the following things without the consent in writing of Landlord first had and obtained:

               (a) Use. Occupy the Premises in any other manner or for any other purpose than as above set forth.

               (b) Assignment, Etc. Assign this Lease or hypothecate or mortgage the same or the Demised Premises or any part thereof. Any assignment, transfer, hypothecation, mortgaging subletting without the written consent of the Landlord shall be void. The following shall also be considered a violation of this covenant:

                   (1) filing of a petition by or against the Tenant under Chapter 7, 11 or 13 of Title 11, United States Code, Bankruptcy, as now or hereafter amended or supplemented, or the filing petition by or against (and if against not dismissed within sixty (60) days) the Tenant under any future bankruptcy act or state law for the same or similar relief;

                   (2) the dissolution or the commencement of any action or proceeding for dissolution or liquidation of the Tenant, in connection with bankruptcy or other insolvency, whether instituted by or against (and if against not dismissed within sixty (60) days) the Tenant or for the appointment of a permanent receiver or a permanent trustee of all or substantially all the property Tenant;

                   (3) the taking possession of the property of the Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution, rehabilitation, reorganization, liquidation of the Tenant; or

                   (4) the making by the Tenant of any assignment for the benefit of creditors.

               (c) Alterations and Improvements. Except as otherwise provided herein, make any structural alterations, improvement or additions to the Premises. All alterations, additions and improvements (except trade fixtures, furniture and equipment, communication equipment, other than building equipment), and including electrical installations, telephone wiring, plumbing installations, heating units, cooling and/or refrigeration units, fire and burglar alarms and associated detection devices and related

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wiring, and lighting fixtures which may be made or installed by Tenant upon the
Premises, shall upon the making or installation thereof be and become a part of the Premises and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease.

          (d) Machinery. Use or operate any machinery that, in Landlord's opinion, is harmful to the Premises.

          (e) Weights. Place any weights in any portion of the Premises beyond the safe carrying capacity of the structure.

          (f) Removal. Remove, attempt to remove or manifest an intention to remove Tenant's goods or property from or out of the Premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Landlord for all rent then due.

          (g) Vacation. Vacate or desert the Premises during the permit the same to be empty and unoccupied without the permission of Landlord.

     17.  Tenant's Construction and Branch Bank Office Approvals.

          (a) Tenant intends to procure land development plan approval for the Premises for a Bryn Mawr Trust Company branch bank office. Tenant will be satisfied with a building of no less than 2,500 square feet with no less than two (2) drive-thru lanes and canopies (which Tenant agrees to accept). Tenant shall be responsible for the cost of erecting its branch bank, the parking lots, sidewalks, curbing, sanitary sewer, storm sewer, water and electric lines to the Premises. Any and all other costs of site improvement and construction shall also be the sole responsibility of the Tenant.

          (b) The building to be built and/or the renovations to be made to the existing building by Tenant on the Premises shall be constructed in a good and workmanlike manner and in accordance with the rules, regulations and requirements of all departments, boards, bureaus, officials and authorities having jurisdiction thereof. All necessary permits relating to the Improvements to be constructed by Tenant shall be obtained by Tenant at its sole cost and expense.

          (c) It is understood that the plans and specifications of the Bryn Mawr Trust Company branch bank and the site plan for same shall be submitted to Landlord within one hundred twenty (120) days after the Effective Date. All such plans must be approved by Landlord, which approval will not be unreasonably withheld, conditioned or delayed. If Landlord and Tenant cannot agree on approved plans within sixty (60) days after the Effective Date, either party may cancel this Lease. The initial approved plans will be signed by Landlord and Tenant and will be attached hereto as Exhibit "B". Tenant shall make initial application for land development plan approval no later than fifteen (15) days after Landlord has approved Tenant's plans and after obtaining all necessary consents from Landlord's mortgagee and thereafter to prosecute the land

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development application in good faith and with due diligence. Tenant may request such plans to be modified from the plans approved by Landlord, if required by Newtown Township and agreed to by Landlord and Tenant, such agreement to be reached within thirty (30) days after receipt of any requirement of Newtown Township. If Landlord and Tenant cannot agree to any requested revisions to plans required by Newtown Township, either party may terminate this Lease by notice to the other prior to approval of substitute plans. Tenant or Landlord must exercise their right to terminate within thirty-five (35) days after the requested change is submitted to the Landlord. Any revision shall be initialed by both parties and the new plan will be attached as Exhibit "C" of this Lease Agreement.

          (d) The new building, any and any building and replacement thereof or thereafter constructed shall be a complete, independent building erected wholly within the boundary lines of the Premises. If required at any time by Newtown Township after footings are poured, Tenant will furnish to Landlord a copy of a survey of the Premises, prepared by a licensed surveyor, for Newtown Township, showing the location of the new building in relation to the perimeter of the Premises.

          (e) Tenant shall prosecute the construction to completion with diligence. The new building shall be completed, in any event, within two hundred seventy (270) days after the issuance of a valid building permit by Newtown Township subject, however, to unavoidable delays, such as delays due to strikes, acts of god, inability to obtain labor or materials, lockouts, governmental restrictions, enemy actions, adverse weather conditions, civil commotion, fire, unavoidable casualty or similar causes, or any other causes beyond the reasonable control of Tenant.

          (f) The construction of the new building shall not be commenced unless and until the architectural and final plans and specifications for the building have been approved by Landlord as aforesaid. All construction shall be in accordance with such final approved plans and specifications in all material respects.

          (g) Tenant may not commence construction until builder's risk insurance in an amount reasonably satisfactory to Landlord (based on projected project costs) is obtained and a certificate naming Landlord as an additional insured is delivered to Landlord.

          (h) The plans must provide for all trash to be stored inside the building erected on the Premises or in an enclosed area outside of said building, if permitted by Newtown Township.

          (i) If final, unappealable land development plan approval is not obtained on or before three hundred sixty-five (365) days after the Effective Date either party shall have the right to terminate this Lease by notice given in writing within fifteen (15) days thereafter.

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          (j) If Tenant is unable to obtain final, unappealable approval for a branch bank office at the Premises from the Pennsylvania Department of Banking, the Pennsylvania Historical Commission, and the Federal Reserve Board/Federal Deposit Insurance Corporation within three hundred sixty-five (365) days after the Effective Date (or if Tenant so elects upon receipt of a decision denying a branch bank application by any of the foregoing authorities) either party shall have the right to terminate this Lease by giving notice in writing to the other.

     18. Landlord's Rights. Tenant covenants and agrees that Landlord shall have the right to do the following things and matters in and about the Premises:

          (a) For Sale or Rent. To display a "For Sale" sign at any time and also, after notice from either party of intention to terminate this Lease, or at any time within two hundred sixty-nine (269) days prior to the expiration this Lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be upon such part of the Premises as Landlord may elect and may contain such matter as Landlord shall require. Prospective purchasers or tenants authorized by Landlord may inspect the Premises at reasonable hours at any time upon prior notice during normal business hours. Any "For Sale" sign shall be clear that it is the Premises and not the Tenant's business that is "For Sale".

     19. Responsibility of Tenant. Landlord shall not in any event be responsible, and the Tenant hereby specifically assumes responsibility for any personal or bodily injury or death of any person (including employees of Tenant and Landlord) and damage, destruction, or loss of use of any property, including the Premises (except as specifically provided otherwise herein) occasioned by event happening on or about the Premises, hallways, entranceways, stairs or any other areas (exterior or interior), elevators, streets, driveways, parking areas, alleys, sidewalks and curbs adjacent thereto including those resulting from any work in connection with any alterations, changes, new construction or demolition, except if same results solely from the negligence of Landlord, its agents, servants, or employees. Tenant is subrogated to any rights of Landlord against other parties in connection therewith. Tenant shall defend, indemnify and hold harmless Landlord and its officers, directors, partners, members, agents, servants and employees from and against any and all claims, demands, suits, damages, liability and costs (including counsel fees and expenses) arising out of or in any manner connected with any act or omission, negligent or otherwise of Tenant, or any of their agents, servants, employees or invitees which arise out of or are in any way connected with the erection, maintenance, use, operation, existence or occupation of the Premises, hallways, entranceways, stairs or any other common areas (exterior or interior), elevators, streets, driveways, parking areas, alleys, lawns, sidewalks and curbs adjacent thereto unless due solely to the negligence of Landlord, its agents, servants or employees.

     The Landlord shall promptly notify the Tenant of any claim asserted against the Landlord on account of any such injury or claimed injury to persons or property and shall promptly deliver to the Tenant the original or a true copy of any summons or other process, pleading or notice issued in any suit or other proceeding to assert or enforce any such claim. The Tenant shall have the right to defend any such suit with attorneys of its own selection and the Landlord shall have the right, if it sees fit, to participate in such defense.

     Tenant further shall defend, indemnify and hold harmless Landlord its officers, directors, partners, members, agents, servants and employees from claims, demands, suits, liability for damages for personal or bodily injury or death of any persons or damage or destruction of any property (including loss of use thereof) caused by or in any manner arising out of any breach, violation or nonperformance by Tenant of any covenant, term or provision of this Lease.

     20. Damage to Premises. Should the whole or any part or parts of the Improvements then on the Premises be partially or wholly damaged or destroyed by fire or other insured casualty after the commencement of the term of this Lease, such destruction or damage shall not operate to terminate this Lease, but this Lease shall continue in full force and effect, except as otherwise provided in this Lease. Rent payable to Landlord shall not abate. Tenant, at its own cost and expense, agrees to restore, rebuild or repair said Improvements to a condition at least equal in value to the value immediately prior to a loss caused by fire or other insured casualty and in conformity with the requirements of paragraph 17 hereof; provided, however, that should such damage or destruction occur within two (2) years of the end of this Lease, (unless Tenant has exercised its next option to renew) Tenant shall thereupon have the option of canceling and terminating this Lease on giving Landlord ninety (90) days' written notice of Tenant's intention to do so. As long as Tenant is not in default hereunder, Landlord agrees to make the proceeds of insurance available to Tenant, subject to the requirements of Landlord's mortgagee, for restoration and rebuilding of the Premises. If Tenant elects to terminate this Lease in accordance with the foregoing option, Tenant shall be under no duty to restore, rebuild or repair said Improvements, and the insurance proceeds payable to Tenant as a result of such damage or destruction to said Improvements shall be paid to Landlord. In addition, if Tenant failed to keep the Premises insured as required in the Lease, Tenant shall pay Landlord, as additional rent, any shortfall between the insurance proceeds paid to Landlord and the full replacement value of the Improvements.

     21.  Eminent Domain.

          (a) If the entire Premises shall be taken by the exercise of the right of eminent domain for any public or quasi-public improvement or use, this Lease and the term hereby granted shall then expire, on the date when title to the Premises so taken shall vest in the appropriate authority or on the date when any possession is surrendered, if later, at which time all rights and obligations between the parties shall cease and rents and other charges shall be apportioned.

          (b)  If:

               (i) a portion of the building shall be so taken as to make the balance thereof unusable in Tenant's reasonable opinion, for the purposes to which the Premises shall then be devoted; or

               (ii) more than twenty percent (20%) of the then existing parking area for the Premises shall be taken; or

then Tenant shall have the right to cancel or terminate this Lease on thirty
(30) days prior written notice to Landlord, to be given after the date when title to the portion(s) so taken shall vest in the appropriate authority. On such entire or partial taking, Landlord and Tenant shall pursue, in their respective individual and separate names and rights, unless otherwise required by law, such remedies and make such claims as they may have against the authority exercising such right of eminent domain or other lawful taking as if this Lease and the term hereof had not expired (whether or not such expiration shall have occurred on account of such taking) and for the purpose of determining the respective rights and remedies of the parties, or for the purpose of an apportionment of the award for damages Landlord shall be deemed to be the owner of the land constituting the Premises and Tenant shall be deemed to be the owner of the buildings and all other improvements situated upon said Premises, subject to Landlord's right of reversion. The allocation of any award for the building and the improvements shall be based on straight line amortization based on a twenty-nine (29) year lease term including option periods rounded to the nearest month with Landlord entitled to the portion of the award based on the number of months which have passed from the Effective Date and Tenant the balance. In no event shall Tenant be entitled to the diminution in value rent-wise of its leasehold, or the appreciation in value of its leasehold interest. Tenant shall be, however, entitled to any separately awarded amount for moving expenses and its trade fixtures as opposed to other building improvements so long as such award does not reduce Landlord's award for the entire value of the land and its portion of the award for the Improvements as set forth above.

          (c) If Tenant shall not cancel the Lease as hereinabove provided in subparagraph 2 of this Article, this Lease shall not terminate but the rental for the land constituting the Premises shall be reduced in proportion to the amount of land taken. Tenant shall make such repairs or construction at its own cost and expense out of the award or portion of award to Tenant, as is made necessary due to such partial taking. In any event, the amount of the award to be received by Landlord shall be the value of the land so taken and value of the reversionary interest in the Improvements as determined pursuant to Paragraph 2 above, and the amount of the award to be received by Tenant shall be the value of the Improvements taken less the value of Landlord's reversionary interest therein.

          (d) Total-Temporary: If the taking of the whole of the Premises or such portion thereof as would render the Premises, in Tenant's reasonable opinion, unusable for Tenant's use as set forth above shall be for a period of one year or less, the term of this Lease shall be tolled and, all rent and other charges payable to Landlord shall abate from the time possession of the Premises is surrendered to the taking authority and recommence when possession is restored to the Tenant. The basis for Tenant's damages against the condemning authority, if allowable, or against the total award shall be as suffered by Tenant for the interruption of Tenant's business but in no event shall Landlord be entitled to receive for the period of the taking less than the rent and additional rent to which it is entitled under the lease plus interest and expenses. If less than the whole of the Premises or less than such portion thereof as would render the use of the Premises unusable for Tenant's purposes as aforesaid is taken, Tenant shall be entitled to a reduction of rental as is just and equitable, upon such date as possession is surrendered to the taking authority and continuing until possession is restored to the Tenant. In consideration of such reduction of rental, Tenant waives all rights to any portion of the award and such shall be payable to the Landlord.

          (e) Should the Landlord and Tenant be unable to agree as to the division of any award or the amount of any reduction of rents and other charges, such dispute shall be submitted for resolution to arbitration in accordance with the rules and procedures of the American Arbitration Association, each party bearing its respective costs for such determination.

          (f) Landlord covenants that at the Effective Date hereof, it has no actual or constructive notice of any proposed condemnation of any part of the Premises.

     22.  Miscellaneous Agreements and Conditions.

          (a) Non-Waiver by Landlord or Tenant. The failure of the Landlord or Tenant to insist upon strict performance of any of the covenants or conditions to this Lease, shall not be construed as a waiver or relinquishment for the future of any such covenants or conditions of this Lease, but the same shall be and remain in full force and effect.

          (b) Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy herein.

          (c) Jurisdiction and Law. Tenant hereby subjects itself to the jurisdiction of the Court of Common Pleas of Delaware County, Pennsylvania. The laws of the Commonwealth of Pennsylvania shall be applicable to this Lease and any interpretations hereof.

     23.  Events of Default and Remedies of Landlord. If the Tenant:

          (a) Does not pay within ten (10) days after it is due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Tenant; or

          (b) Violates or fails to perform or otherwise breaks any non-monetary covenant or agreement herein contained which is not corrected in compliance within thirty (30) days after notice; provided, however, if, within such thirty
(30) day period, if the violation or failure is subject to cure, the Tenant has commenced efforts and is pursuing them in good faith and with due diligence to cure such violation or failure, the time for correction shall be extended, but in no event for more than an additional thirty (30) days; or

          (c) Vacates the Premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Landlord in full for all rent and other charges then due; or

          (d) Files or has filed against it (and if against not dismissed in sixty (60) days) a petition under Title 11, United States Code, Bankruptcy, as now or hereafter amended or supplemented, whether under Chapter 7, 11 or 13 of the aforesaid Bankruptcy Code; or if there is the commencement of any action or proceeding under state or federal law for the dissolution or liquidation of the Tenant in connection with bankruptcy or other insolvency, whether instituted by or against (and if against not dismissed in sixty (60) days) the Tenant or for the appointment of a receiver or trustee of all or substantially all of the property of the Tenant; or if there is the taking of possession of the property of the Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution, rehabilitation, reorganization or liquidation of the Tenant; or if there is the making by the Tenant of an assignment for the benefit of creditors:

     Then and in any of said events, there shall be deemed to be a breach of this Lease, and thereupon Landlord shall have the following rights:

              (1) To accelerate the whole or any part of the Base Rent and any additional rent, other charges, payments, costs and expenses herein agreed to be paid by Tenant for the next succeeding two (2) year period and after the expiration thereof in each case for a further two (2) year period unless the Lease would have expired by its terms within such two (2) year period, in which event the accelerate will be only to the scheduled expiration date; provided, however, to the extent Landlord relets the Premises for any period for which accelerated rent was collected from Tenant, Landlord shall refund to Tenant, as received from any replacement tenant, all sums of rent applicable to the period of accelerated Rent and additional rent, less the reasonable cost of reletting, including, but not limited to, reasonable attorneys fees, realtor commissions and costs of retrofitting; and any such Rent, and additional rent, other charges, payments, costs and expenses, if so accelerated, shall be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and additional rent and other charges, payments, costs and expenses were on that date due and payable in advance.

              (2) To terminate this Lease and the term hereby created by written notice to Tenant, without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken, whereupon Tenant shall quit and surrender the Premises by said date, and Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the greater of (i) amount of the Rent reserved for the balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, all discounted at the rate of six percent (6%) per annum to their then present worth, less the fair rental value of the Premises for the remainder of said term, also discounted at the rate of six percent (6%) per annum to its then present worth or (ii) twenty-four (24) months' Base Rent and additional rent, all of which amount shall be immediately due and payable from Tenant to Landlord as liquidated damages.

              THE FOLLOWING PARAGRAPH (3) SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENTS AGAINST TENANT FOR POSSESSION OF THE PREMISES. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY AND, ON THE ADVICE OF SEPARATE COUNSEL OF TENANT, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE WITH RESPECT TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

              (3) WHEN THIS LEASE AND THE TERM OR ANY EXTENSION OR RENEWAL THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT HEREUNDER, AND ALSO WHEN THE TERM HEREBY CREATED OR ANY EXTENSION OR RENEWAL THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT, AND TO SIGN AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT A CONFESSION OF JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT AND THEREIN CONFESS JUDGMENT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE SHALL BE HIS SUFFICIENT WARRANT; THEREUPON, IF LANDLORD SO DESIRES, AN APPROPRIATE WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE TERMINATED AND POSSESSION OF THE PREMISES REMAIN IN OR

BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE OR TENANT'S RIGHT OF POSSESSION AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER CONFESSION OF JUDGEMENT ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE PREMISES.

              (4) In any confession of judgment of ejectment and/or for rent and/or other sums brought hereon, Landlord shall first cause to be filed in such action an affidavit made by Landlord or someone acting for Landlord, setting forth the facts necessary to authorize the entry of judgment of which facts such affidavit shall be prima facie evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) shall be filed in such suit, action or actions, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

     24. Right of Injunctive Relief. In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.

     25. Rights Not Exclusive. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

     26. Waivers by Tenant. Tenant expressly waives:

         (a) The benefit of all laws, now or hereafter in force, exempting any goods (owned by Tenant) on the Premises or elsewhere from distraint, levy or sale in any legal proceedings taken by Landlord to enforce any rights under this Lease.

         (b) The right to ten (10) days and/or fifteen (15) or thirty (30) days' notice required under certain circumstances by The Landlord and Tenant Act of 1951, as amended in 1995, if applicable, Tenant hereby agreeing that seven (7) days' notice shall be sufficient in either or any such case.

     27. Calculations of Amounts Due. For the purpose of calculating the accelerated Rent payable under paragraph (1) of Paragraph 23(d) of this Lease and the "Rent reserved for the balance of the term" of this Lease for the purposes of Paragraph (2) of Paragraph 23(d) of this Article, the amount payable as additional rent for which Tenant is responsible hereunder for the balance of the term hereof shall be equal to the sum of the highest amount paid or payable by Tenant in any calendar year for each of such items multiplied by the number of calendar years (including any fractional calendar years) remaining in the term of this Lease.

     28. Assignment or Subletting. Tenant shall have the right to sublease or assign its interest in this Lease with the consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed so long as the use of the Demised Premises remains a commercial bank or other related business, the conduct of which is permitted for a Pennsylvania Commercial Bank, a national bank or a bank holding company. Tenant may, without the consent of Landlord, sublease or assign the Lease to a wholly owned subsidiary or affiliate of Tenant or on a one time basis only, to a successor by merger or acquisition of all or substantially all of the assets of Tenant. In the event of any assignment or subletting, Tenant shall continue to be primarily liable for all terms and conditions of this Lease throughout the entire term and any exercised renewal terms, Notwithstanding anything contained in this section to the contrary, Tenant shall not have the right to assign or sublease this Lease if it is in monetary default beyond any applicable cure period. In any event, prior to entering into a sublease Tenant shall first afford Landlord the right to recapture the Premises, which offer to recapture must be communicated to Landlord before entering into such sublease. Landlord shall have thirty (30) days in which to respond. Failure to respond that the Landlord wishes to recapture will be deemed a refusal to recapture and any failure of recapture shall not be deemed to be a waiver of any rights Landlord has to approve any other elements of the sublease or any future sublease or to receive the excess rentals paid under the sublease as hereinafter provided. In the event of such recapture this Lease shall terminate thirty (30) days after Landlord's notice of desire to recapture and the Premises, including all improvements thereto, shall become the property of Landlord. In the event of an approved assignment or sublease of this Lease, any consideration received by Tenant, by way of sublease payments, assignment fees or any other type of consideration received by Tenant which are in excess of the Base Rent due hereunder shall be paid to Landlord, as received by Tenant, in consideration of Landlord's agreement to such assignment or sublease, it being the intent of the parties that Tenant shall not make a profit on such assignment or subletting.

     29. Right of Assignee of Landlord. The right to pursue the remedies herein provided against Tenant and to enforce all of the other provisions of this Lease may, at the option of any assignee of this Lease, be exercised by any assignee of the Landlord's right, title and interest in this Lease in his, her or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

     30. Remedies Cumulative. All of the remedies hereinbefore given to Landlord and all rights a remedies given to it by law and equity shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the Premises shall deprive Landlord of any of its remedies or action against Tenant for rent or sums due at the time or which, under the terms hereof, would in the future become due as if there has been no termination; nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Premises.

     31. Execution of EstoppeI Certificate. At any time, and from time to time, upon the written request of Landlord or any first mortgagee, Tenant within ten
(10)
days of the date of such written request agrees to execute and deliver to Landlord and/or such first mortgagee, without charge and in a form satisfactory to Landlord and/or such mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration date of the term of this Lease and the minimum annual rental rate payable during the Lease term; (c) certifying that Tenant is in occupancy of the Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord or stating the defaults and/or defenses claimed by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid and, if requested by Landlord and/or Mortgagee, agreeing that Tenant shall not pay rent to Landlord more than thirty days in advance; (g) reciting the amount of security deposited with Landlord, if any; (h) certifying that Tenant has no option or right of first refusal to purchase the Premises or option to extend the term of the Lease (unless specifically set forth to the contrary in the Lease); (i) if requested by Landlord and/or Mortgagee, agreeing that the Lease will not be modified without the prior written consent of the Mortgagee;
(j) certifying that Tenant will not generate, store, handle or otherwise deal with any amount of any hazardous substances or hazardous waste (as defined in federal, state and local law) in or about the Premises in excess of those levels or quantities specified for regulatory purposes or normal cleaning supplies and other materials used in Tenant's ordinary course of business in compliance with all applicable federal, state and local laws and regulations present on the Premises; (k) agreeing, if requested by Mortgagee, that Tenant will give Mortgagee such notice of any default by Landlord and reasonable opportunity to cure such default, not in excess of thirty (30) days, unless the default cannot be cured within said time, before exercising Tenant's remedies under the Lease; and (1) any other information which Landlord or the mortgagee shall require.

     32. Subordination and Attornment. Tenant agrees:

         (a) That, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any mortgage now or hereafter placed on the Premises (the "Permitted Mortgage"); and

         (b) That if the holder of any such Permitted Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Permitted Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such Mortgagee or purchaser, as the case may be as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and

         (c) That the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such Mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Permitted Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Permitted Mortgage without regard to their respective dates of execution, delivery and/or recording and in that event such Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Permitted Mortgage and as though this Lease had been assigned to such Mortgagee. Should Landlord or any Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, the Mortgagee or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form.

     33. Failure to Execute Estoppel Certificate. The failure of Tenant to execute, acknowledge and deliver to Landlord and/or any first mortgagee a statement in accordance with the provisions of Paragraphs 31 and 32 above within ten (10) days after request shall constitute acknowledgement by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Premises or any mortgagee or purchaser that this Lease has not been assigned, amended, changed, or modified, is in full force and effect and that the Base Rent and additional rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and/or that Tenant has attorned to any mortgagee or purchaser and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request, and Landlord at its option, may treat such failure as a deliberate event of default.

     34. Non-Disturbance. The Landlord will arrange with the holder of any Permitted Mortgage, on the mortgagee's standard form, a Subordination, Non-Disturbance and Attornment Agreement, which shall acknowledge Tenant's rights under the insurance and condemnation sections of this Lease and which also provides, among other items, that if, by disposition, foreclosure, or otherwise, such holder, or any successor in interest, shall come into possession of the Premises or shall become owner of the Premises, or take over the right of Landlord in the Premises, such mortgage holder will not disturb the possession, use or enjoyment of the Premises by the Tenant nor disaffirm this Lease or the Tenant's rights or estate hereunder, so long as all of the obligations of the Tenant are fully performed in accordance with the terms of this Lease (the "SNDA").

     35. Quiet Enjoyment; Eviction by Foreclosure. Tenant, on paying the rent reserved, and performing all the covenants and conditions hereof, shall at all times during the Term, peaceably and quietly have, hold and enjoy the Premises; provided, however, subject to the provisions of any SNDA Agreement, eviction of the Tenant by reason of the foreclosure of any Permitted Mortgage now or hereafter on the Premises shall not be construed as a breach of this covenant, nor shall any action by reason thereof be brought against the Landlord; and provided further, that no eviction of the Tenant for any reason whatsoever, after the Landlord shall have conveyed the fee of the Premises shall be construed as a breach of this covenant, and no action therefor shall be brought against the Landlord.

     36. Use.

         (a) Tenant agrees that the Premises shall be opened initially and continuously operated as a Bryn Mawr Trust Company Bank Branch; provided, however, Tenant thereafter may use the Premises as a commercial bank or any other related business, the conduct of which is permissible for a Pennsylvania Commercial Bank, national bank, a bank holding company. In the event Tenant closes for business for a period of two hundred seventy (270) consecutive days or more, except because of periods of renovation or redecorating (not more frequently than once every five (5) years and not for a period of more of sixty
(60) consecutive days) or because of casualty or condemnation, Landlord may terminate this Lease upon thirty (30) days written notice to Tenant on a date chosen by Landlord, which date shall not be later than one hundred twenty (120) days after such notice in which event the Lease shall terminate on such date and the Improvements on the Premises shall belong to the Landlord unless the Tenant reopens for business within such time period.

     37. Notices. All notices required shall be in writing given by certified mail, return receipt requested or by a recognized overnight delivery service:

     TO LANDLORD:      Radnor Chase Cronies
                       c/o Kenneth S. Gross Investment Group
                       110 West Front Street
                       Media, PA  19063
                       Attention:  Kenneth S. Gross

     WITH A COPY TO:   Steven G. Brown, Esquire
                       Petrikin, Wellman, Damico, Brown & Petrosa
                       109 Chesley Drive
                       Media, PA  19063

     TO TENANT:        The Bryn Mawr Trust Company
                       801 Lancaster Avenue
                       Bryn Mawr, PA  19010
                       Attention:  Robert J. Ricciardi, Executive Vice President

     Such address may be changed from time to time by either party by serving notices as above provided. Notices shall be deemed given one day after deposited in the U.S. mail, postage prepaid or delivered to the overnight courier.

     38. Mechanic's Liens.

         (a) Mechanic's Liens Prohibited. Tenant shall not suffer any mechanic's lien to be filed against the Premises by reason of work, labor, services or materials performed or furnished to Tenant or anyone holding the Premises, or any part hereof, through or under Tenant. If any mechanic's lien or any notice of intention, to file a mechanic's lien shall at any time be filed against the Premises Tenant shall, at Tenant's cost, within twenty (20) days after knowledge or notice of the filing of any mechanic's lien cause the same to be removed or discharged of record by payment, bond, order of a court of competent jurisdiction, or otherwise.

         (b) Landlord's Remedy for Tenant' Breach. If Tenant shall fail to remove or discharge any mechanic's lien or any notice of intention to file a mechanic's lien within the prescribed time, then in addition to any other right or remedy of Landlord, Landlord may, at its option, procure the removal or discharge of the same by payment or bond or otherwise. Any amount paid by Landlord for such purpose, together with all legal and other expenses of Landlord in procuring the removal or discharge of such lien or notice of intention and together with interest thereof at the highest permissible rate shall be and become due and payable by Tenant to Landlord as additional rent, and in the event of Tenant's failure to pay therefor within fifteen (15) days after demand, the same shall be added to and be due and payable with the next month's rent.

         (c) Non-Consent of Landlord to Filing of Liens. Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject Landlord's estate in the Premises to any lien or liability arising out of Tenant's use or occupancy of the premises.

     39. Lease Contains All Agreements. It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements, and conditions or understandings between Landlord and Tenant relative to the Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

     40. Heirs and Assignees. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms covenants and agreements herein, and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or `to any one thereof, and shall have the same force and effect as if given by or to all thereof. The word, "his" and "him" or "its" wherever stated herein, shall be deemed to refer to the "Landlord" or "Tenant"

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

whether such Landlord or Tenant be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

     41. Recording. Upon request by either party, a memorandum or short form Lease, setting forth only such terms as are required, in form to be reasonably agreed upon by the parties hereto, shall be executed by both parties. The party who makes the request for the memorandum shall be responsible for the entire recording cost.

     42. Headings No Part of Lease. Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience or reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

     43. Late Payment. In the event that any payment of Base Rent or additional rent or any other charge required to be paid by Tenant under the provisions of this Lease, shall not be paid within ten (10) days of the due date, Tenant shall pay to Landlord a late charge of five (5%) percent of such past due payment; and such late charge shall be deemed "rent" for all purposes under this Lease.

     44. Severability. If a provision of this Lease Agreement is held invalid, it is hereby agreed that all valid provisions that are severable from the invalid provision remain in effect. If a provision in this Lease Agreement is held invalid in one or more of its applications, the provision remains in effect in all valid applications.

     45. Limited Landlord Liability.

         (a) Tenant agrees that neither Landlord nor any officer, director, shareholder, member or partner of Landlord, and no owner of any beneficial interest in Landlord, past or present, shall have any personal liability under this Lease. Tenant further agrees that this Lease and the obligations created hereby, whether expressed or implied in this Lease, shall be limited solely to Landlord's interest in the Premises. There shall be no personal obligations incurred by the Landlord, directors, officers, shareholders, members or partners of Landlord or by any trustee, beneficiary, partner or other individual or entity having any interest in this Lease or in this Premises.

         (b) In the event, that the interest or estate of Landlord in the Premises shall terminate by execution or foreclosure sales, or for any other reason, or if for any reason Landlord ceases to be entitled to the rents hereunder, then, in such event, Landlord and Landlord's agents shall be released and relieved from all liability and responsibility under this Lease and Tenant shall, subject to the provisions of any SNDA, attorn to the successor to Landlord's interest or estate and recognize such successor as Landlord under this Lease and, in such event, such successor shall become liable to perform all the obligations contained in this Lease.

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     46. Signage. Tenant shall have the right to place signs on the Premises provided that they comply with any and all laws and ordinances applicable thereto.

     47. Environmental Compliance.

         (a) Tenant covenants and warrants that its use of the Premises will at all times comply with and conform to all laws, statutes, ordinances, rules and regulations of any governmental or regulatory authority ("Laws") which relate to the transportation, storage, placement, handling, treatment, discharge, generation, production or disposal (collectively "Treatment") of any waste, petroleum product, waste products, radioactive waste, polychlorinated biphenyls, asbestos, hazardous materials of any kind and any substance which is regulated by law, statute, ordinance, rule or regulation (collectively "Waste"). Tenant further covenants and warrants that it will not engage in or permit any person or any entity to engage in any treatment of any Waste on or which effects the Premises except for the Existing Waste. Landlord is given permission to come upon the Premises to remediate any Existing Waste if required from time to time.

     Immediately upon receipt of any Notice (as hereinafter defined) from any person or entity, Tenant shall deliver to Landlord a true and correct and complete copy of any written Notice. "Notice" shall mean any note, notice or report of any suit, proceeding, investigation, order, consent order, injunction, writ, award or action related to or effecting or indicating the Treatment of Waste in or effecting the Premises.

     Tenant hereby agrees it will indemnify, defend, save and hold harmless Landlord, Landlord's management company and their respective officers, directors, shareholders, members, employees, agents, partners and their respective heirs, successors and assigns (collectively "Indemnified Parties") against and from, and to reimburse the Indemnified Parties with respect to any and all damages, claims, liabilities, laws, costs and expenses, (including without limitation attorney's fees and expenses, court costs, administrative costs and costs of appeals) incurred or asserted against the Indemnified Parties by reason of or arising out of (a) breach of any representation or undertaking of Tenant under this Section or (b) arising out of the Treatment of any Waste by Tenant or any licensee, concessionaire, manager or other party occupying or using the Premises in or affecting the Premises after the date hereof.

     Landlord is given the right, but not the obligation, to inspect and monitor the Premises and Tenant's use of the Premises in order to confirm Tenant's compliance with the terms of this Section and the representations set forth in this Section. Landlord may require Tenant to deliver to Landlord concurrent with Tenant's vacating the Premises upon the expiration of this Lease, or any earlier vacation of the Premises by Tenant, at Tenant's expense, a certified statement by a licensed engineer satisfactory to Landlord in form and substance satisfactory to Landlord stating that Tenant and Tenant's use of the Premises complied with and conformed to all Laws which relate to the Treatment of any Waste in or effecting the Premises.

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

     Tenant agrees to deliver upon request from Landlord, estoppel certificates to Landlord expressly stipulating whether Tenant is engaged in or has engaged in the Treatment of any Waste in or affecting the Premises, and whether Tenant has caused any spill, contamination, discharge, leakage, release or escape of any Waste in or effecting the Premises, whether sudden or gradual, accidental, anticipated or any other nature at or effecting the Premises and whether, to the best of Tenant's knowledge, such an occurrence has otherwise occurred in or effecting the Premises.

         (b) The provisions of this section shall survive the termination of Tenant's tenancy or of this Lease.

     48. Holdover. Should Tenant wrongfully continue to occupy the Premises after expiration of the term of this Lease or any renewal or renewals thereof, or after a forfeiture incurred, such tenancy shall (without limitation on any of Landlord's rights or remedies therefor) be one at sufferance from month to month at a minimum monthly rent equal to one and one-half the Base Rent and Additional Rent payable for the last month of the term of this Lease prior to the holdover.

     49. Time is of the Essence. Time is of the essence in performing the covenants contained herein.

     50. Interest. If any payment of rent, additional rent or other charge payable by Tenant to Landlord under this Lease is not paid within thirty (30) days of its due date it shall thereafter bear interest at a rate of ten percent (10%) per annum compounded annually.

     51. Waiver of Jury Trial. To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises.

     52. Title to Improvements.

         (a) Any and all Improvements made upon the Premises shall become the property of Landlord upon the termination or expiration of this Lease. Notwithstanding the foregoing, Tenant shall retain title to and be allowed to remove from the Premises at the termination of the Lease its trade fixtures (exclusive of HVAC, plumbing, electrical and other mechanical or operating systems of its building) provided it shall repair all damage to its building resulting from such removal.

         (b) At the end of the term or sooner termination of this Lease for any reason, Tenant shall surrender said Premises and Improvements to Landlord in good condition, reasonable wear and tear excepted.

     53. Leasehold Title Insurance. Tenant shall be entitled to procure a leasehold title insurance policy on the Premises. The agreed upon permitted excep-

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tions to said leasehold title insurance policy shall be as set forth on Exhibit
"D" attached hereto and incorporated herein by reference.

         54. Brokers. The parties represent and warrant to each other that neither of them has dealt with any real estate brokers or finders with regard to this Lease and further agree to indemnify and hold each other harmless from any claims made by any such broker or finders.

         55. Notice of Intent to Sell. Landlord agrees that if, at any time, it intends to sell the Premises it will, prior to listing the Premises for sale, notify Tenant in writing of such intent, in order to give Tenant a period of thirty (30) days within which to notify Landlord of any offer which Tenant wishes to make for the purchase of the Premises.

         IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, intending to be legally bound hereby.

SEALED AND DELIVERED IN
THE PRESENCE OF:

                                    LANDLORD:
                                    RADNOR CHASE CRONIES

______________________________      By: ________________________________________
Witness                                    Kenneth S. Gross

______________________________      By: ________________________________________
Witness                                    Nicholas A. Cannone


                                    TENANT:
                                    THE BRYN MAWR TRUST COMPANY

                                    By: ________________________________________


                                    Attest: ____________________________________

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

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION

ALL THAT CERTAIN lot or piece of ground, SITUATE in Newtown Township, Delaware County, Pennsylvania, and described according to a Survey and plan thereof made by Franklin and Lindsey, Registered Engineers, Philadelphia on August 5, 1947, as follows, to wit:

BEGINNING at a point of intersection of the Westerly side of St. Albans Avenue as laid out 80 feet wide), with the original center line of the Old Phila. and West Chester Turnpike, as laid out 60 feet wide, which said center line is at the title line of this property; thence North 74 degrees, 51 minutes West, along old center line for the distance of 167.23 feet to a corner point; thence North 14 degrees, 36 minutes, 40 seconds East, crossing a part of the Phila. and West Chester Road State Highway, as laid out 120 feet wide, and shown on the above mentioned plan, passing over a stone monument in the Northerly side of said Highway at the distance of 82.50 feet and partly along other land of Penna. Hospital, for a total distance of 220.82 feet to a corner stone monument; thence South 68 degrees, 51 minutes East, still along said other land of the Penna. Hospital, for a distance of 191.45 feet to a corner stone monument in the Westerly side of St. Albans Avenue, aforesaid; thence South 21 degrees, 9 minutes West, partly along the said Westerly side of St. Albans, Avenue and partly along the extension of said Westerly side, crossing a portion of the aforementioned State Highway for a distance of 201.91 feet to the first mentioned point and place of beginning.

FOLIO NO. 30-00-02824-00

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                                   EXHIBIT "B"
                                 APPROVED PLANS

           Set of approved plans in possession of Landlord and Tenant

                                       29

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                                   EXHIBIT "C"
                                      PLANS

                Set of plans in possession of Landlord and Tenant

                                       30

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                                   Exhibit "D"
                              PERMITTED EXCEPTIONS

.. Any mortgages, assignments of rents and leases, security interests or other liens in conjunction with financing by Landlord now or hereafter placed on the Premises by Landlord.

.. Unrecorded easements, discrepancies or conflicts in boundary lines, shortages in area and encroachments which an accurate and complete survey would disclose.

..  Rights granted to Philadelphia Electric Company and Bell Telephone Company in
   Deed Books 1047 page 293 and 1307 page 443.

..  Rights granted to Newtown Twp. Delaware County Sewer Authority in Deed Book
   2218 page 452.

..  Real estate taxes not yet due and payable.

.. Terms of any unrecorded lease or rights of parties in possession as to existing Lease only.

.. Possible additional assessments for taxes for new construction or for any major improvements pursuant to provisions of Acts of Assembly relating thereto.

.. Both parties agree to the placement of additional easements on the Premises in conjunction with the development of the Improvements and/or as reasonably required by the Landlord in the future.

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